NYSE Arca Ticker: DBLV

Sub-advised by: DoubleLine Equity LP
ADVISORSHARES TRUST 4800 Montgomery Lane • Suite 150 Bethesda, Maryland 20814 www.advisorshares.com 877.843.3831 Prospectus dated October 11, 2018

This Prospectus provides important information about the AdvisorShares DoubleLine Value Equity ETF, a series of AdvisorShares Trust. Before you invest, please read this Prospectus and the Fund’s Statement of Additional Information carefully and keep them for future reference.

The shares of the Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the U.S. Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF

NYSE Arca Ticker: DBLV

FUND SUMMARY

INVESTMENT OBJECTIVE

AdvisorShares DoubleLine Value Equity ETF (the “Fund”) seeks to generate long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES*	0.70%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.20%
TOTAL ANNUAL OPERATING EXPENSES	0.90%

* Restated to reflect current fees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares DoubleLine Value Equity ETF	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, including through American Depositary Receipts (“ADRs”).  ADRs are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly listed company. The Fund pursues a value-based strategy, investing in stocks with fundamental characteristics that are historically associated with superior long-term performance.  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with ongoing share repurchases.

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Employing a diligent and repeatable fundamental, bottom-up research process to uncover temporary mispricing opportunities, DoubleLine Equity LP (the “Sub-Advisor”) will construct and manage a concentrated portfolio of mainly, but not exclusively, large capitalization equity securities trading on U.S. markets (including ADRs).  The Sub-Advisor may sell stocks that no longer meet its investment criteria or that are no longer the best holdings in terms of providing attractive risk-adjusted returns or emphasizing wealth preservation.  The Sub-Advisor targets, but does not mandate, a portfolio count ranging from 35-50 names, and it endeavors to maintain high active share and low turnover.

While investing in a particular market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. As of the date of this Prospectus, the Sub-Advisor anticipates that a significant portion of the Fund’s portfolio will be comprised of companies in the financials sector, although this may change from time to time.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

American Depositary Receipt Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries, changes in the exchange rates of, or exchange control regulations associated with, foreign currencies, and differing accounting, auditing, financial reporting, and legal standards and practices. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Market Risk. In stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Financials Sector Risk.  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses.

Large-Capitalization Risk. Large-cap securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-cap securities is less than for other types of investments — small-cap securities, for instance — the Fund’s performance could be reduced.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

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Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mid-Capitalization Risk. Mid-size companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

Value Investing Risk. Because it intends to invest in value stocks, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provides an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the (i) Russell 1000® Value Index Total Return, which measures the performance of large- and mid-capitalization value sectors of the U.S. equity market as defined by FTSE Russell, and (ii) Wilshire US Large-Cap IndexSM, which is a float-adjusted, market capitalization-weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market IndexSM. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

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The Fund’s year-to-date total return as of September 30, 2018 was -1.60%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.68%	1Q/2013
Lowest Return	-7.66%	3Q/2015

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF	1 Year	5 Year	Since Inception (10/04/2011)
Return Before Taxes Based on NAV	12.72%	16.66%	18.23%
Return After Taxes on Distributions	12.41%	16.44%	18.01%
Return After Taxes on Distributions and Sale of Fund Shares	7.20%	13.45%	15.04%
Russell 1000® Value Index Total Return* (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	16.44%
Wilshire US Large-Cap IndexSM (reflects no deduction for fees, expenses, or taxes)	21.85%	15.82%	17.35%

*	The comparative index for the Fund is changing from the Wilshire US Large-Cap Index SM to the Russell 1000® Value Index Total Return because it was determined to be a more appropriate broad-based securities market index in light of the changes to the Fund’s sub-advisor and principal investment strategies.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed other average annual total returns due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.

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MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
DoubleLine Equity LP	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Emidio Checcone, Portfolio Manager	since 2014
Brian Ear, Portfolio Manager	since 2016

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Fund’s distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than or less than NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE TRUST AND THE FUND

AdvisorShares Trust (the “Trust”) is a Delaware statutory trust offering a number of professionally managed investment portfolios or funds.

Creation Units of the Fund are issued and redeemed principally in-kind for portfolio securities and a specific cash payment.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without a shareholder vote.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities. Instead, it uses an active investment strategy in seeking to meet its investment objective. This strategy employs a quantitative security selection process that aims to identify fundamentally-healthy companies with controlled debt levels that are also experiencing a reduction in the number of shares outstanding. Accordingly, the Sub-Advisor, subject to the oversight of the Advisor and the Board, has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

The Fund seeks to deliver a differentiated value-based approach driven by data and informed by a long-term perspective. Employing a rigorous, thoughtful and repeatable fundamental research process to uncover mispricing opportunities, the Fund seeks long-term capital appreciation and attractive risk-adjusted returns, while also emphasizing wealth preservation.   The Fund features a concentrated portfolio of best ideas, according to the Sub-Advisor, mostly comprised of large-capitalization securities.

Investment Philosophy

The Sub-Advisor views value investing as a timeless discipline rather than a timely fad. The value strategy has historically yielded superior returns, risk-adjusted and net of fees, when consistently and intelligently applied over long periods. The Sub-Advisor’s value-based strategy capitalizes on temporary disconnects between price and value, and between perception of risk and actual risk, reliably caused by behavioral heuristics; moreover, the Sub-Advisor’s strategy is differentiated in that it applies the concept to disruptive, innovative companies with higher growth prospects, as well as to more traditional value situations. The Sub-Advisor seeks to use its differentiated value-based investment strategy to enhance investment performance over long periods.

The Sub-Advisor seeks to identify value-based investment opportunities by employing a consistent, repeatable and in-depth research process. The Sub-Advisor’s investment research process endeavors to incorporate sound judgment, a long-term time horizon, and an adequate margin of safety, thereby generating satisfactory risk-adjusted returns. This process is comprised of the following steps:

●	Idea generation: The Sub-Advisor relies upon qualitative and quantitative screens that consider business and management quality, valuation characteristics, operating and stock price performance data, balance sheet and earnings quality information and technical factors, along with other statistical metrics. Investment candidates also surface through research on other companies, and through the Sub-Advisor’s interactions with other investment professionals within its network.

●	Initial review: The Sub-Advisor further winnows the list of potential investments through thoughtful analysis of companies using qualitative indicators of business quality, financial statements and other fundamental data, valuation statistics and risk metrics. A preliminary valuation assessment is made, and if there is a sufficient price discount reflected in the current market price, and a reasonable belief that current market misperceptions will resolve over time, the investment idea will be put through more thorough analysis.

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●	In-depth fundamental analysis: The most intensive and time-consuming part of the Sub-Advisor’s research process, in-depth fundamental analysis seeks to obtain a deeper understanding of the company and the industry in which it operates, and to evaluate whether its current valuation represents a sufficiently meaningful discount to its intrinsic value, thereby conferring a margin of safety on the investment. The Sub-Advisor’s in-depth fundamental analysis focuses on a company’s competitive positioning, growth potential, future profitability, capital intensity, free cash flow and financial leverage. In performing this analysis, an analyst endeavors to deconstruct the company into its smallest operating components (e.g., business segments) to achieve a more detailed understanding of the key value drivers of the underlying businesses within the company’s operations. The analyst also assesses competitive dynamics, barriers and risks within the industry. Insights achieved from this analysis inform the analyst’s assessment of the direction and sustainability of the company’s return on capital, growth and reinvestment opportunities. Throughout the process, the analyst evaluates business and financial risks, taking into account uncertainties arising from the lack of certain information. The culmination of the in-depth fundamental analysis is a research report, which reflects the analyst’s learnings, makes the investment case for a particular stock, and summarizes the key assumptions informing the Sub-Advisor’s independent assessment of the intrinsic value of that particular stock.

●	Valuation methodology: The Sub-Advisor primarily relies on an internally-developed three-stage valuation model that discounts projected cash flows using a market-derived discount rate. A company’s financials are estimated over a forward five-year period, reaching normalized earnings power, growth rates and capital structure at the end of this initial stage. The model then assumes for the next 15 years a process of mean reversion for growth and payout ratios, determined by GDP growth and prevailing returns on capital. For companies whose competitive advantage is sustainable, assumed growth rates and returns on capital may not revert to historical averages. The final stage determines the remaining terminal value based upon a low level of residual growth. The Sub-Advisor’s model is supplemented with various valuation multiples, based on the company’s own historical comps and those of industry peers, which are employed as a check.

●	Team review: Upon completion of research, if the analyst views a company as a compelling investment, a research report and valuation model is shared with the entire team and the idea is presented at a meeting, during which the investment thesis is reviewed, critical assumptions are scrutinized, a consistent level of skepticism is applied and consensus support for an investment recommendation may be generated. A position within the portfolio is initiated only if the idea remains compelling after a thorough team review of the research.

Sell discipline: Sell decisions are based on valuation, risks, alternative opportunities, diversification needs and portfolio guidelines. Target prices are set for each holding based on the Sub-Advisor’s independent estimate of intrinsic value. A stock that approaches its target price is a candidate for sale. Alternatively, a stock may be sold if the original investment thesis is proven wrong. Other sell decisions may occur if there is an alternative investment candidate that offers a better expected risk-adjusted return. Because the Sub-Advisor take into consideration macroeconomic factors and business cycles in portfolio construction, the Sub-Advisor may sell a position to reflect changes in its view of the macroeconomic environment or to facilitate portfolio diversification. Portfolio guidelines limit individual position sizes and industry and sector exposures, and positions are accordingly trimmed or sold when they approach these limits.

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MORE INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares. This section provides additional information about the Fund’s principal risks. The degree to which a risk applies to the Fund varies according to its investment allocation. Each investor should review the complete description of the principal risks before investing in the Fund. As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

American Depositary Receipt Risk. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries, changes in the exchange rates of, or exchange control regulations associated with, foreign currencies, and differing accounting, auditing, financial reporting, and legal standards and practices. The value of depositary receipts will rise and fall in response to the activities of the non-U.S. entity that issued the securities represented by the depositary receipts, regulatory actions undertaken by a foreign government, and general market and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Equity Risk. The prices of equity securities in which the Fund invests rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Market Risk. In stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Financials Sector Risk.  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Large-Capitalization Risk. The Fund may invest in large-cap companies. As a result, the Fund may be subject to the risk that the large-cap segment of the market may underperform other segments of the equity market or the equity market as a whole. The underperformance of large-cap securities may cause the Fund’s performance to be less than you expect.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment. In fact, no matter how good a job the Sub-Advisor does, you could lose money on your investment in the Fund, just as you could with other investments. If the Sub-Advisor is incorrect in its assessment of the income, growth or price realization potential of the Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

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Market Risk. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries or companies within those markets. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Mid-Capitalization Risk. The Fund may invest in mid-cap securities. Historically, mid-cap securities have been riskier than large-cap securities. Security prices of mid- cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap securities fall behind other types of investments — large-cap securities, for instance — the Fund’s performance could be reduced.

Trading Risk. Shares of the Fund may trade above or below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV, as well as market supply and demand. When the market price of the Fund’s shares deviates significantly from NAV, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. However, given that shares can be created and redeemed only in Creation Units at NAV, the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Value Investing Risk. The Fund intends to employ a value style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Due to investments in value stocks, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality, short-term debt securities and money market instruments. The Fund may be invested in this manner for extended periods, depending on the Sub-Advisor’s assessment of market conditions. Debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, repurchase agreements, and bonds that are rated BBB or higher. While the Fund is in a defensive position, the Fund may not achieve its investment objective. Furthermore, to the extent that the Fund invests in money market funds, the Fund would bear its pro rata portion of each such money market fund’s advisory fees and operational expenses.

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Please see the Fund’s Statement of Additional Information (“SAI”) for a more complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available (i) in the SAI and (ii) on the Trust’s website at www.advisorshares.com. The Fund’s daily portfolio holdings information also is available on the Trust’s website.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, serves as investment advisor of the Fund. As of September 30, 2018, the Advisor had approximately $794 million in assets under management.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, effective October 11, 2018, the Advisor is entitled to receive an annual advisory fee of 0.70% based on the average daily net assets of the Fund. Previously, the Advisor was entitled to receive an annual advisory fee of 0.90% based on the average daily net assets of the Fund. The Advisor pays the Sub-Advisor out of the advisory fee it receives from the Fund. For the most recent fiscal year, the Fund paid the Advisor 0.70% after waivers based on its average daily net assets.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.90% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements made during the immediately preceding three-year period.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), the Advisor, subject to certain conditions, has the right, without shareholder approval, to hire a new unaffiliated sub-advisor or materially amend the terms of a sub-advisory agreement with an unaffiliated sub-advisor when the Board and the Advisor believe that a change would benefit the Fund. The Prospectus will be supplemented when there is a significant change in the Fund’s sub-advisory arrangement.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2017.

INVESTMENT SUB-ADVISOR

DoubleLine Equity LP, located at 505 N. Brand Boulevard, Suite 860, Glendale, California 91203, serves as sub-adviser to the Fund. The Sub-Advisor is an independent, employee-owned money management firm, founded in 2013, and provides investment management and sub-advisory services to sub-advised accounts. As of September 30, 2018, the Sub-Advisor had approximately $29.9 million in assets under management.

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A discussion regarding the basis for the Board’s initial approval of the Fund’s investment sub-advisory agreement will be available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2018.

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Emidio Checcone, Portfolio Manager

Mr. Checcone joined the Sub-Advisor in 2014. He previously spent six years at Huber Capital Management, where he was a Principal and Portfolio Manager. Mr. Checcone also worked for six years at PRIMECAP Management Company, where he was a Principal and Financial Analyst. He received his BA in Social Studies from Harvard College, as well as a JD-MBA from Harvard Law School and the Harvard Graduate School of Business Administration. He is a CFA charterholder.

Brian Ear, Portfolio Manager

Mr. Ear joined the Sub-Advisor’s Cross Asset team in 2016 as an analyst specializing in equities. He previously spent six years at Palmyra Capital Advisors LLC, where he was a Principal and Portfolio Manager. Mr. Ear also worked for five years at Hotchkis and Wiley Capital Management, where he was a Financial Analyst. He received his BS in Economics from the Wharton School of the University of Pennsylvania. He is a CFA charterholder and a CPA.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Fund is available in the SAI.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Advisor, Sub-Advisor, The Bank of New York Mellon or any of their respective affiliates.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the administrator, custodian, transfer agent and fund accounting agent for the Trust.

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The Fund calculates NAV by (i) taking the current market value of its total assets, (ii) subtracting any liabilities, and (iii) dividing that amount by the total number of shares owned by shareholders.

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange, LLC (the “NYSE”) (normally 4:00 p.m. Eastern Time). The NYSE is typically closed on weekends and most national holidays.

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In calculating NAV, the Fund generally values its portfolio investments at market prices. If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board. Because the Fund invests primarily in U.S.-traded securities with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The price of the Fund’s shares is based on market price, which may differ from the Fund’s daily NAV per share and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value (also known as the “indicative optimized portfolio value” or IOPV) of the portfolio underlying a share of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV per share, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less, based on securities and/or cash as reflected in the basket for a Creation Unit. If applicable, each approximate value also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency. The approximate value is based on applicable quotes or closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. The approximate value does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time (e.g., the securities in the basket for a Creation Unit may include securities that are not part of the Fund’s portfolio) or the precise valuation of the current portfolio. The Fund is not involved in, or responsible for, the calculation or dissemination of such values and makes no warranty as to their accuracy.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days that the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods is available by visiting the Fund’s website at www.advisorshares.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of the Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also imposes transaction fees on such Creation Unit transactions that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

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BOOK-ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.843.3831 or visit the Fund’s website at www.advisorshares.com.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services. The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of its average daily net assets. If a service provider provides distribution services, the Distributor will pay the service provider out of its distribution fees.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least one year from the date of this Prospectus. However, to the extent distribution fees are charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment. At such time as distribution fees are charged, the Fund will notify investors by adding disclosure to the Fund’s website and in the Fund’s Prospectus. Any distribution fees will be approved by the Board.

ADDITIONAL TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. More information about taxes is located in the SAI.

Recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

You are urged to consult your tax advisor regarding specific questions as to U.S. federal, state and local income taxes.

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Tax Status of the Fund

The Fund is treated as a separate entity for U.S. federal income tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the earnings it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Tax Status of Distributions

●	The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains income.

●	The Fund’s distributions from income and net short-term capital gains will generally be taxed to you as ordinary income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates applicable to long-term capital gains, provided holding period and other requirements are met. Qualified dividend income generally is income derived from dividends paid by U.S. corporations or certain foreign corporations. In general, dividends received by the Fund from another ETF taxable as a RIC may be distributed and reported as qualified dividend income by the Fund to the extent the dividend distributions are distributed and reported as qualified dividend income by the other ETF.

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

●	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund generally are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxed to non-corporate shareholders at reduced tax rates.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.

●	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

●	Shortly after the close of each calendar year, the Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions received from the Fund.

●	You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

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Medicare Tax

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units and any net cash paid, and (y) the sum of the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” by an Authorized Participant that does not mark-to-market its holdings, or on the basis that there has been no significant change in economic position.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

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Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in the Fund under all tax laws applicable to you.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. The financial highlights for the periods from July 1, 2016 to June 30, 2018 represent the periods during which the Fund was named “AdvisorShares Wilshire Buyback ETF” and sub-advised by Wilshire Associates Incorporated. The financial highlights for the periods prior to July 1, 2016 represent the periods during which the Fund was named “AdvisorShares TrimTabs Float Shrink ETF” and sub-advised by TrimTabs Asset Management, LLC. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

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ADVISORSHARES TRUST — ADVISORSHARES DOUBLELINE VALUE EQUITY ETF

Financial Highlights

	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$66.23	$55.56	$57.05	$51.22	$41.05

Investment Operations
Net Investment Income (Loss) (1)	0.53	0.47	0.47	0.42	0.43
Net Realized and Unrealized Gain (Loss)	1.59	10.93	(1.54)	5.75	9.89
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	2.12	11.40	(1.07)	6.17	10.32
Distributions from Net Investment Income	(0.47)	(0.73)	(0.42)	(0.34)	(0.15)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.47)	(0.73)	(0.42)	(0.34)	(0.15)
Net Asset Value, End of Year/Period	$67.88	$66.23	$55.56	$57.05	$51.22
Market Value, End of Year/Period	$67.88	$66.17	$55.53	$57.05	$51.25
Total Return
Total Investment Return Based on Net Asset Value (3)	3.15%	20.55%	(1.87)%	12.06%	25.18%
Total Investment Return Based on Market Value (3)	3.26%	20.52%	(1.91)%	11.99%	25.00%
Ratios/ Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$95,034	$142,400	$155,570	$242,472	$137,015
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements (4)	0.87%	0.90%	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements (4)	1.07%	1.07%	1.21%	1.11%	1.16%
Net Investment Income (Loss) (4)	0.77%	0.76%	0.86%	0.76%	0.90%
Portfolio Turnover Rate (5)	171%	180%	196%	52%	7%

(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

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ADVISORSHARES DOUBLELINE VALUE EQUITY ETF

Advisor	AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, Maryland 20814
Sub-Advisor	DoubleLine Equity LP 505 N. Brand Boulevard Glendale, California 91203
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, D.C. 20004
Administrator, Custodian & Transfer Agent	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the Fund’s SAI. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov), which contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at publicinfo@sec.gov.

You may obtain a copy of the SAI and the Annual and Semi-Annual Reports without charge by calling 877.843.3831, visiting the website at www.advisorshares.com, or writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. Also in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number is 811-22110.

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Statement of Additional Information

ADVISORSHARES TRUST

4800 Montgomery Lane

Suite 150

Bethesda, Maryland 20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (the “SAI”) relates to shares of the following series (the “Fund”):

AdvisorShares DoubleLine Value Equity ETF (NYSE Arca Ticker: DBLV)

(formerly AdvisorShares Wilshire Buyback ETF (NYSE Arca Ticker: TTFS))

This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated October 11, 2018 (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Copies of the Prospectus are available, without charge, upon request by contacting the Trust at the address or telephone number above. Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade in the secondary market.

The Fund’s financial statements for the fiscal year ended June 30, 2018 are included in the Trust’s Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

The date of this SAI is October 11, 2018.

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on July 30, 2007. The Trust is permitted to offer separate series (i.e., funds) and additional series may be created from time to time. As of the date of this SAI, the Trust consists of 18 separate funds, not all of which are currently offered for sale. This SAI relates only to the Fund.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees of the Trust (“Board”) with respect to the Fund, and in the net distributable assets of the Fund on liquidation. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

The shares of the Fund are subject to approval for listing on the Exchange and, as described in the Fund’s Prospectus, will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) per share of the Fund.

The Fund offers and issues shares at NAV in aggregated lots of at least 25,000 (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of individual securities (the “Deposit Securities”) and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations consisting of at least 25,000 shares, generally in exchange for portfolio securities and a specified cash payment. The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for the Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

AdvisorShares Investments, LLC (the “Advisor”) serves as the investment advisor to the Fund, which is a diversified open-end management investment company. The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Fund’s Prospectus, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the approval of shareholders.

The day-to-day portfolio management of the Fund is provided by a sub-advisor, DoubleLine Equity LP (the “Sub-Advisor”), and is subject to the oversight of the Advisor and the Board.

The Sub-Advisor selects securities for the Fund’s investment pursuant to an “active” management strategy for security selection and portfolio construction. The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Advisor or the Sub-Advisor, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolio to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Sub-Advisor believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities the Sub-Advisor deems appropriate as may be necessary in connection with any borrowings for extraordinary or emergency purposes, in which event such pledging may not exceed 15% of the Fund’s assets, valued at cost.

Equity Securities

The Fund invests in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV per share of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Fund may invest in the types of equity securities described below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

●	Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.

●	Rights. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

●	Investments in Foreign Equity Securities. The Fund may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Foreign Issuers

The Fund may invest in issuers located outside the United States directly, or in financial instruments, including exchange-traded funds (“ETFs”) and/or other exchange-traded products (“ETPs”), that are indirectly linked to the performance of foreign issuers. Other examples of such financial instruments include ADRs, Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depository Receipts (“IDRs”), “ordinary shares,” and “New York shares” issued and traded in the U.S. ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign issuer. The underlying securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The underlying securities are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the U.S. GDRs, EDRs, and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the U.S. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Investing in foreign issuers may involve risks not typically associated with investing in issuers domiciled in the U.S. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for U.S. investments.

Investing in companies located abroad also carries political and economic risks distinct from those associated with investing in the U.S. Foreign investment may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of seizure, expropriation or nationalization of assets, including foreign deposits, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

Illiquid Securities

The Fund may hold illiquid securities, including restricted securities, as long as the Fund does not hold more than 15% of its net assets in illiquid securities. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are invested in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC guidance.

A portfolio security is illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Fund. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a fund may invest in the securities of another investment company (the “acquired company”) provided that the fund, immediately after such purchase or acquisition, does not own in the aggregate (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the fund, or (iii) securities issued by the acquired company and all other investment companies (other than U.S. Treasury stock of the fund) having an aggregate value in excess of 10% of the value of the total assets of the fund. A fund also may invest in the securities of other investment companies if the fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. Section 12(d)(1)(B) prohibits another investment company from selling its shares to the fund if, after the sale (i) the fund owns more than 3% of the other investment company’s voting stock or (ii) the fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, the Fund to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. The Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

If the Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above, the Fund may invest in several different types of investment companies from time to time, including mutual funds, ETFs, closed-end funds, and business development companies (“BDCs”), when the Advisor or Sub-Advisor believes such an investment is in the best interests of the Fund and its shareholders. For example, the Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. The Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index. A BDC is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with management assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, when the Fund invests in a BDC, the Fund’s Total Annual Fund Operating Expenses will be effectively overstated by an amount equal to the Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and the temporary unavailability of certain component securities of the index.

The Fund may invest in index-based ETFs as well as ETFs that are actively managed.

The Fund may invest in closed-end funds. Closed-end funds are pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher (i.e., at a premium) or lower (i.e., at a discount) than the net asset value of a closed-end fund’s portfolio holdings. Closed-end fund shares frequently trade at persistent and ongoing discounts to the net asset value of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by the Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by the Fund will exist. The Fund may not be able to sell closed-end fund shares at a price equal to the net asset value of the closed-end fund. While the Fund seeks to take advantage of differences between the net asset value of closed-end fund shares and any secondary market premiums or discounts, the Fund may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Fund, when investing in closed-end funds, attempts to diversify its exposure to such investments, lackluster performance of a single closed-end fund can have a negative impact on the performance of the Fund as a whole. The Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in the Fund.

Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor, Sub-Advisor, or their affiliates, unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third-party for acting as the Fund’s securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities, as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund’s securities lending arrangements are subject to Board approval. In addition, to the extent the Fund engages in securities lending, the Board has adopted procedures that are reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. Generally, the higher the Fund’s rate of portfolio turnover, the higher the transaction costs borne by the Fund and its long-term shareholders. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because the Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.

Real Estate Investment Trusts (REITs)

The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies (“RICs”) such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which the Fund invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions, which may be deemed to be loans. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales of portfolio assets by the Fund concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash, cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Federal Farm Credit Administration, Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, National Credit Union Administration, and Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they are now required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a certain capital reserve amount. The U.S. Treasury stated that the purpose of the change was to wind down Freddie Mac and Fannie Mae and to benefit taxpayers. However, shareholders of Freddie Mac and Fannie Mae have since sued the U.S. Government over the profit sweep, contending that it was a breach of contract and an improper taking of private property without just compensation. Although the suits have been unsuccessful so far, both of these legal arguments continue to move forward through various courts and could influence the U.S. Government’s policy towards the mortgage financial system. In addition, new initiatives from the Trump administration, such as proposed reductions to corporate tax rates, could affect the value of certain assets held by Freddie Mac and Fannie Mae.

Until further action is taken, the actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Sub-Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. Government. STRIPS may be sold as zero coupon securities. See “Zero Coupon Bonds” for additional information.

When-Issued, Delayed-Delivery and Forward Commitment Securities

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued, delayed-delivery or forward commitment basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. The Fund will not purchase securities on a when-issued, delayed-delivery or forward commitment basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued, delayed-delivery or forward commitment securities. The Trust does not believe that the Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued, delayed-delivery or forward commitment basis.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Cybersecurity

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Advisor and Sub-Advisor) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, Sub-Advisor or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Advisor has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

INVESTMENT RESTRICTIONS

Except with respect to the Fund’s fundamental policy relating to borrowing and non-fundamental policy relating to illiquid securities, if a percentage limitation in a policy below is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value will not result in a violation of such restriction.

Fundamental Policies of the Fund

The investment limitations listed below are fundamental policies of the Fund and cannot be changed with respect to the Fund without the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The 1940 Act presently allows a fund to (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements.

2.	Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts.

3.	With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

4.	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. (The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to shares of investment companies; however, the Fund will not invest 25% or more of its total assets in any investment company that so concentrates.)*

5.	Make loans, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate and (b) invest in securities or other instruments issued by issuers that invest in real estate.

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

7.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the “Securities Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies of the Fund

In addition to the investment objective of the Fund, the investment limitations listed below are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board. The Fund may not:

1.	Purchase illiquid securities.

2.	Change its investment strategy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with ongoing share repurchases without providing 60 days’ prior notice to shareholders.

CONTINUOUS OFFERING

The method by which Creation Units are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Foreside Fund Services, LLC (the “Distributor”), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus-delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

The Advisor may purchase Creation Unit Aggregations through a broker-dealer to “seed” the Fund as it is launched (which is anticipated to be an aggregate of at least 25,000 shares), or may purchase shares from other broker-dealers that have previously provided “seed” for the Fund when it was launched or otherwise in secondary market transactions, and because the Advisor may be deemed an affiliate of the Fund, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Advisor of these shares.

The Advisor intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Advisor may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

●	privately negotiated transactions;

●	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and

●	any other method permitted pursuant to applicable law.

The Advisor may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Advisor may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Advisor and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Advisor who may be deemed an “underwriter” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Advisor has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Advisor that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of the Advisor and the name(s) of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Advisor and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Advisor may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

Shares of the Fund are listed and traded on the Exchange at prices that may differ to some degree from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Sub-Advisor, Advisor, and Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances, the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions generally will be beneficial to the Fund.

Brokerage Commissions. The Fund paid the following amounts in brokerage commissions for the periods indicated below:

Fund	Fund Inception Date	Aggregate Brokerage Commissions Paid During Fiscal Years Ended June 30
		2018	2017	2016
AdvisorShares DoubleLine Value Equity ETF	10/4/2011	$77,344	$105,040	$131,188

Differences from year to year in the amount of brokerage commissions paid by the Fund (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as the Fund’s overall volatility. Changes in the amount of commissions paid by the Fund do not reflect material changes in the Fund’s investment objective or strategies over these periods.

Brokerage Selection. The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Sub-Advisor is not required to select a broker-dealer based on the lowest commission rate available for a particular transaction. In such cases, the Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-Advisor consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 28(e) provides that a sub-advisor may cause a fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the sub-advisor makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent the Sub-Advisor obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-Advisor may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The Sub-Advisor will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the Exchange Act. The types of products and services that the Sub-Advisor may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisor may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of brokerage and research services.

In some cases, the Sub-Advisor may receive a product or service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Advisor will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Directed Brokerage. For the fiscal year ended June 30, 2018, the Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Sub-Advisor.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Fund’s Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those trustees who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

For the fiscal year ended June 30, 2018, the Fund did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

As of June 30, 2018, the Fund did not hold any securities of its “regular broker and dealers.”

MANAGEMENT OF THE TRUST

Board of Trustees

Board Responsibilities. The Board of Trustees is responsible for overseeing the management and affairs of the Fund and each of the Trust’s other funds, which are not described in this SAI. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, the Fund’s Sub-Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and the Sub-Advisory Agreement with the Advisor and the Sub-Advisor, respectively, the Board meets with the Advisor and Sub-Advisor to review such services. Among other things, the Board regularly considers the Advisor’s and the Sub-Advisor’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, portfolio holdings schedules and reports on the Advisor’s or the Sub-Advisor’s use of higher-risk financial instruments in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Advisor, and Sub-Advisor risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor and the Sub-Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Advisor, Sub-Advisor, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Advisor, Sub-Advisor, and other service providers. Each of these parties has an independent interest in risk management, but its policies and the methods by which one or more risk management functions are carried out may differ from that of the Fund and the other parties in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as officers of the Trust. Also included below is the term of office for each of the officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Noah Hamman, is an interested person of the Trust as that term is defined in the 1940 Act. No Independent Trustee (defined below) serves as a lead independent trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Trustees who are not interested persons of the Fund (i.e., “Independent Trustees”) constitute sixty-six percent (66%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	18	None

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice-President / Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present).	18	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (May 2017-present); Founder of RDK Strategies, LLC (2007-present).	18	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary and Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013-present); Chief Compliance Officer of the Trust (2009 - 2013); Executive Vice President of AdvisorShares Investments, LLC (2008-2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015 - present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013 - present); Managing Member of SEC Compliance Alliance, LLC (2012-present), President of Little Consulting Group, Inc. (2011 - present).	N/A	N/A

* Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Standing Committee. The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent registered public accounting firm and the Board; (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (viii) other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee met 4 times during the most recently completed fiscal year.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund and its shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Board has concluded that Mr. Hamman should serve as Trustee because of his extensive experience with mutual fund company business development, and the development of exchange-traded funds in particular, as well as his knowledge of and experience in the financial services industry in general.

The Board has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law.

The Board has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of September 30, 2018, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust.

Trustee Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Noah Hamman	AdvisorShares DoubleLine Value Equity ETF	$1-$10,000	Over $100,000
Independent Trustees
Elizabeth Piper/Bach	AdvisorShares DoubleLine Value Equity ETF	$1-$10,000	$1-$10,000
William G. McVay	AdvisorShares DoubleLine Value Equity ETF	None	$10,001-$50,000

Board Compensation. The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ended June 30, 2018.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth Piper/Bach	$40,000	N/A	N/A	$40,000
William G. McVay	$40,000	N/A	N/A	$40,000

*The Trust is the only registered investment company in the Fund Complex.

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”), as of September 30, 2018, the name and percentage ownership of each DTC Participant that owned 5% or more of the outstanding shares of the Fund is set forth in the table below. Shareholders having more than 25% beneficial ownership of the Fund’s outstanding shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

DTC Participant	Percentage Owned
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	22.43%
TD Ameritrade Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	15.67%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	14.94%
Morgan Stanley Smith Barney LLC 1300 Thames St., 6th Fl. Baltimore, MD 21231	5.81%

Codes of Ethics

The Board, on behalf of the Trust, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Sub-Advisor each has adopted a code of ethics pursuant to Rule 17j-1. These codes of ethics (each, a “Code of Ethics” and collectively, the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX. The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

The Advisor and the Advisory Agreement

The Advisor, a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC, which is controlled by Noah Hamman, Chief Executive Officer of the Advisor.

Pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”), the Advisor serves as the investment advisor for the Trust, provides investment advice to the Fund, and oversees the day-to-day operations of the Fund, subject to the general supervision and oversight of the Board and the officers of the Trust. In addition to its overall responsibility to manage the Fund, the Advisor oversees the investment and reinvestment of the assets of the Fund by the Sub-Advisor, in accordance with the investment objective, policies, and limitations of the Fund.

The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund’s operating expenses as described in the Fund’s Prospectus.

For its investment management services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at the annual rate listed below based on the average daily net assets of the Fund. With respect to the Fund, the Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding the Maximum Annual Operating Expense Limit (listed below) of the Fund’s average daily net assets for at least one year from the date of the Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one year period. If at any point it becomes unnecessary for the Advisor to waive fees or make expense reimbursements, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the Fund’s Maximum Annual Operating Expense Limit currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee reductions or expense reimbursements made during the immediately preceding three-year period.

Fund	Advisory Fee as a % of Average Daily Net Assets	Maximum Annual Operating Expense Limit
AdvisorShares DoubleLine Value Equity ETF	0.70%	0.90%

The Fund paid the following advisory fees to the Advisor for the periods indicated below:

Fund	Fund Inception Date	Aggregate Advisory Fees			Advisory Fees (Waived) and/or Recaptured			Net Advisory Fees Paid
		2018	2017	2016	2018	2017	2016	2018	2017	2016
AdvisorShares DoubleLine Value Equity ETF	10/4/11	$1,065,425	$1,333,112	$2,013,242	$(240,281)	$(244,904)	$(454,475)	$825,144	$1,088,208	$1,558,768

Pursuant to a fund services agreement between the Trust and the Advisor, the Advisor seeks to enter into arrangements with broker-dealers and other intermediaries to (1) obtain information about the nature of shareholders who own shares of the Trust through the intermediary and (2) permit certain share transactions through the intermediary without the imposition of a sales, transaction, or trade charge. The Advisor is entitled to reimbursement of a portion of expenditures that it makes relating to shareholder services of up to the lesser of 50% of the expenditures made by the Advisor on behalf of the Fund or an annual fee of 0.03% of the Fund’s average daily net assets. For the fiscal years ended 2018, 2017, and 2016, the Fund reimbursed the Advisor $0, $0, and $0, respectively.

The Advisor, pursuant to an exemptive order granted by the SEC and subject to certain conditions, including Board approval, may, without shareholder approval, hire one or more new unaffiliated sub-advisors for the Fund, materially amend the terms of an agreement with an unaffiliated sub-advisor, or continue the employment of an unaffiliated sub-advisor after events that would otherwise cause an automatic termination of a sub-advisory agreement. Consequently, under the exemptive order, the Advisor has the right to hire or replace a sub-advisor when the Board and the Advisor feel that a change would benefit the Fund. Within 90 days of retaining a new sub-advisor, shareholders of the Fund will receive notification of the change. This “manager of managers” arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The arrangement does not permit the Advisor’s investment advisory fee paid by the Fund to be increased or change the Advisor’s obligations under the Advisory Agreement, including the Advisor’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Advisor will require shareholder approval.

The Sub-Advisor and the Sub-Advisory Agreement

Under a sub-advisory agreement, the Sub-Advisor serves as the investment sub-advisor to the Fund, makes the investment decisions for the Fund, and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision and oversight of, and policies established by, the Advisor and the Board.

The Sub-Advisor was organized in 2013 as a Delaware limited partnership. The Sub-Advisor was founded by Jeffrey Gundlach and R. Brendt Stallings, among others. The Sub-Advisor’s general partner is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control the Sub-Advisor.

For its services under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, which is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of the Fund as follows:

Fund	Fund Inception Date	Sub-Advisor	Sub-Advisory Fee Rate	Sub-Advisory Fees Paid for the Fiscal Years Ended June 30
				2018	2017	2016
AdvisorShares DoubleLine Value Equity ETF	10/4/11	DoubleLine Equity LP	0.35%	$429,745.00 (1)	$569,776.01 (1)	$847,014.45 (2)

(1) The fees reflected represent the sub-advisory fees paid to Wilshire Associates Incorporated, the Fund’s former investment sub-advisor, through June 30, 2018.

(2) The fees reflected represent the sub-advisory fees paid to TrimTabs Asset Management, LLC, the Fund’s former investment sub-advisor, through June 30, 2016.

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own, and how they are compensated.

Portfolio Manager Compensation. Each portfolio manager is compensated by the Sub-Advisor and does not receive any compensation directly from the Fund or the Advisor. The Sub-Advisor pays each portfolio manager a salary plus a discretionary bonus and equity incentives to be determined by the Sub-Advisor and based on fund performance, complexity of investment strategies, participation in the investment team’s dialogue, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, management and supervisory responsibilities, and fulfillment of the Sub-Advisor’s leadership criteria.

The following is a more detailed description of the Sub-Advisor’s compensation structure.

The overall objective of the compensation program for portfolio managers is for the Sub-Advisor to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Sub-Advisor. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Advisor. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements potentially could comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Sub-Advisor, through direct ownership interests in the Sub-Advisor or participation in stock option or stock appreciation plans of the Sub-Advisor. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Advisor as a whole. Participation is generally determined in the discretion of the Sub-Advisor, taking into account factors relevant to the portfolio manager’s contribution to the Sub-Advisor’s success.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Advisor may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Fund Shares Owned by Portfolio Managers. As of August 31, 2018, the portfolio managers did not own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. As of August 31, 2018, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Emidio Checcone	2	$29.862	0	$0	0	$0
Brian Ear	0	$0	0	$0	0	$0

Conflicts of Interest

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisor manages are fairly and equitably allocated.

Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as administrator, custodian and transfer agent for the Fund. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Fund’s Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under the Fund’s Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by it and to make payments for securities purchased by the Fund. Pursuant to the Fund’s Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Fund.

In consideration for its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.025% on the first $1 billion on the gross adjusted assets of the Fund and 0.02% on the gross adjusted assets of the Fund exceeding $1 billion.

The following table shows the fees paid to the Administrator by the Fund for each of the indicated periods:

Fund	Fund Inception Date	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2016
AdvisorShares DoubleLine Value Equity ETF	10/4/2011	$46,875	$37,029	$50,838

Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any stock exchange.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Distribution Plan. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services. Distribution services may include, but are not limited to: (i) services in connection with distribution assistance or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Fund will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

Costs and Expenses. The Fund bears all expenses of its operation other than those assumed by the Advisor, which are discussed in detail above under “The Advisor and the Advisory Agreement.”

Payments to Broker-Dealers and Other Financial Intermediaries. The Advisor and Sub-Advisor (the “Advisor Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund and other series of the Trust. The Advisor Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of the Advisor Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other series of the Trust, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other series of the Trust. The Advisor Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to ETPs in general (“Publishing Costs”). In addition, the Advisor Entities make payments to Intermediaries that make shares of the Fund and certain other series of the Trust available to their clients, develop new products that feature the Advisor or otherwise promote the Fund and other series of the Trust. The Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Advisor Entities believe may benefit the Advisor’s business or facilitate investment in the Fund or other series of the Trust. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other series of the Trust over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

The Advisor has contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Raymond James Financial Services (“RJFS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), RJFS and certain of its affiliates have agreed, among other things, to actively promote the Fund and other series of the Trust to customers and investment professionals and in advertising campaigns as the preferred ETF, to offer the Fund and certain other series of the Trust in certain RJFS platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to the Advisor. The Advisor has agreed to facilitate the Marketing Program by, among other things, making certain payments to RJFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the Advisor will make additional payments to RJFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by RJFS during the wind-down period.

In addition, as of November 1, 2014, the Advisor is participating in a program offered by RJFS that will provide the Advisor with information about shareholder ownership of the Fund and assist with developing opportunities to provide shareholders with lower transaction costs. The Fund has agreed to reimburse the Advisor for a portion of its payments to participate in the program.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date of this SAI are not included in the list. Further, the Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. The Advisor Entities may determine to make such payments based on any number of metrics. For example, the Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more series of the Trust in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Advisor anticipates that the payments paid by the Advisor Entities in connection with the Fund and other series of the Trust will be immaterial to the Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund and/or other series of the Trust.

Securities Lending

The dollar amounts of income and fees and compensation paid related to the securities lending activities of the Fund during the most recent fiscal year were as follows:

AdvisorShares DoubleLine Value Equity ETF

Gross income from securities lending activities	$68,836

Fees and/or compensation for securities lending activities and related services	—

Fees paid to securities lending agent from revenue split	$(18,710)

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$(35,533)
Rebate (due from borrower)	$6,597
Other fees not included in revenue split (specify)	—

Aggregate fees/compensation for securities lending activities	$(47,646)
Net income from securities lending activities	$21,190

The Fund participates in a securities lending program offered by The Bank of New York Mellon (‘‘BNYM’’) (the ‘‘Program’’), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. Government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information.”

Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at www.dtcc.com.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), of an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of an in-kind deposit of a designated portfolio of securities – the “Deposit Securities” – per each Creation Unit constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash – the Cash Component – computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor or Sub-Advisor to the Fund with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to offer an “all cash” option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 25,000 shares. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) (“Closing Time”), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of the Cash Component plus 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form, (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above, (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund, (e) the acceptance of the Deposit Securities would, in the opinion of counsel, be unlawful, (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners, or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
AdvisorShares DoubleLine Value Equity ETF	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, as announced by the Administrator on the Business Day of the request for redemption received in proper form, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three business days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Administrator. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than the Closing Time on the Transmittal Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the shares’ NAV is not reasonably practicable, or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
AdvisorShares DoubleLine Value Equity ETF	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC’s CNS and (ii) $15 per security for “in-kind” settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating Net Asset Value.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share. The NAV per share for the Fund is calculated by the Administrator and determined as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open.

In computing the Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends for the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Federal Income Taxes

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status

The Fund will seek to qualify for treatment as a RIC under the Internal Revenue Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (the “Distribution Requirement”), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are timely distributed to the Fund’s shareholders.

One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to noncorporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Internal Revenue Code.

Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt-interest income (but does not require any minimum distribution of net capital gain), the Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

Fund Distributions

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

The Fund’s shareholders will be notified annually by the Fund (or by your broker) as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If the Fund’s distributions for a taxable year exceed its earnings and profits, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. After a shareholder’s basis in the Fund’s shares has been reduced to zero, distributions by the Fund in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

U.S. individuals with adjusted gross income exceeding certain thresholds ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares and capital gain distributions). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Sale, Exchange or Redemption of Shares

Sales, exchanges and redemptions of Fund shares are generally taxable transactions for federal income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise will be treated as a short-term capital gain or loss.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that substantially identical shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a sale or redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Foreign Taxes

The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities which may reduce the return on such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund.

Backup Withholding

The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Foreign Shareholders

Any foreign investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions of taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or, in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014, although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Taxes on Creation and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (a) the sum of the market value of the Creation Units at the time and any net cash received, and (b) the sum of the purchaser’s aggregate basis in the securities surrendered and any net cash paid for the Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between (x) the sum of the redeemer’s basis in the Creation Units, and (y) the sum of the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units may not be deducted currently under the rules governing “wash sales” by an Authorized Participant that does not mark-to-market its holdings, or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may potentially cause amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. Any loss upon a redemption of Creation Units held for six months or less should be treated as long-term capital loss to the extent of any amounts treated as distributions to the person redeeming the Creation Units of long-term capital gain with respect to the Creation Units (including any amounts credited to that person as undistributed capital gains). Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Other Tax Considerations

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, a RIC generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of an investment in the Fund where, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that hold residual interests in a REMIC or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing ETPs from holding investments in REITs that hold residual interests in REMICs or that are TMPs, and the Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The Fund’s shares held in a tax qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Shareholders are urged to consult their own tax advisors regarding the particular tax consequences to them of an investment in the Fund and regarding specific questions as to foreign, federal, state, or local taxes.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Advisor, Sub-Advisor, Distributor, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following Business Day. Daily access to information concerning the Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers who are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a compliance manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures, the Codes of Ethics, and protection of non-public information policies and procedures (collectively, the “Portfolio Holdings Governing Policies”) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any Portfolio Holdings Governing Policies, and (3) considering whether to approve or ratify any amendment to any Portfolio Holdings Governing Policies. The Board and the Fund reserve the right to amend the Portfolio Holdings Governing Policies at any time and from time to time without prior notice in their sole discretion. For purposes of the Portfolio Holdings Governing Policies, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. The Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by the Board on the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote. If a meeting is requested by shareholders, the Trust will provide appropriate assistance and information to the shareholders who requested the meeting. Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Shareholder Inquiries

Shareholders may visit the Trust’s website at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian. Pursuant to the agreement, the Bank of New York Mellon holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended June 30, 2018, including notes thereto and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, are incorporated by reference into this SAI. Shareholders may obtain a copy of the Trust’s 2018 Annual Report to Shareholders free of charge by calling 877.843.3831 or visiting the Trust’s website at www.advisorshares.com.

APPENDIX A

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

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II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

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Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non- U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of- claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed. DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

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VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third- party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

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VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A.  Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

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B.  Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund's proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

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C.	Examples of proxy voting records:

-	Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

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Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•         For trustee nominees in uncontested elections

•         For management nominees in contested elections

•         For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•         For changing the company name

•         For approving other business

•         For adjourning the meeting

•         For technical amendments to the charter and/or bylaws

•         For approving financial statements

Capital Structure

•         For increasing authorized common stock

•         For decreasing authorized common stock

•         For amending authorized common stock

•         For the issuance of common stock, except against if the issued common stock has superior voting rights

•         For approving the issuance or exercise of stock warrants

•         For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•         For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•         For decreasing authorized preferred stock

•         For canceling a class or series of preferred stock

•         For amending preferred stock

•         For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•         For eliminating preemptive rights

•         For creating or restoring preemptive rights

•         Against authorizing dual or multiple classes of common stock

•         For eliminating authorized dual or multiple classes of common stock

•         For amending authorized dual or multiple classes of common stock

•         For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•         For a stock repurchase program

•         For a stock split

•         For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

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Mergers and Restructuring

•         For merging with or acquiring another company

•         For recapitalization

•         For restructuring the company

•         For bankruptcy restructurings

•         For liquidations

•         For reincorporating in a different state

•         For spinning off certain company operations or divisions

•         For the sale of assets

•         Against eliminating cumulative voting

•         For adopting cumulative voting

Board of Trustees

•         For limiting the liability of trustees

•         For setting the board size

•         For allowing the trustees to fill vacancies on the board without shareholder approval

•         Against giving the board the authority to set the size of the board as needed without shareholder approval

•         For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•         For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•         For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•         Against a classified board

•         Against amending a classified board

•         For repealing a classified board

•         Against ratifying or adopting a shareholder rights plan (poison pill)

•         Against redeeming a shareholder rights plan (poison pill)

•         Against eliminating shareholders’ right to call a special meeting

•         Against limiting shareholders’ right to call a special meeting

•         For restoring shareholders’ right to call a special meeting

•         Against eliminating shareholders’ right to act by written consent

•         Against limiting shareholders’ right to act by written consent

•         For restoring shareholders’ right to act by written consent

•         Against establishing a supermajority vote provision to approve a merger or other business combination

•         For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•         For eliminating a supermajority vote provision to approve a merger or other business combination

•         Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•         Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•         For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•         Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•         Against establishing a fair price provision

•         Against amending a fair price provision

•         For repealing a fair price provision

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•         For limiting the payment of greenmail

•         Against adopting advance notice requirements

•         For opting out of a state takeover statutory provision

•         Against opt into a state takeover statutory provision

Compensation

•         For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•         For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•         For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•         For limiting per-employee option awards

•         For extending the term of a stock incentive plan for employees

•         Case-by-case on assuming stock incentive plans

•         For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•         For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•         For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•         For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•         For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•         For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•         For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•         For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•         For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•         For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•         For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•         For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

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•        For approving an annual bonus plan

•        For adopting a savings plan

•        For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•        For adopting a deferred compensation plan

•        For approving a long-term bonus plan

•        For approving an employment agreement or contract

•        For amending a deferred compensation plan

•        For amending an annual bonus plan

•        For reapproving a stock option plan or bonus plan for purposes of OBRA

•        For amending a long-term bonus plan

Shareholder Proposals

•        For requiring shareholder ratification of auditors

•        Against requiring the auditors to attend the annual meeting

•        Against limiting consulting by auditors

•        Against requiring the rotation of auditors

•        Against restoring preemptive rights

•        For asking the company to study sales, spin-offs, or other strategic alternatives

•        For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•        Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•        Against eliminating the company’s discretion to vote unmarked proxy ballots.

•        For providing equal access to the proxy materials for shareholders

•        Against requiring a majority vote to elect trustees

•        Against requiring the improvement of annual meeting reports

•        Against changing the annual meeting location

•        Against changing the annual meeting date

•        Against asking the board to include more women and minorities as trustees.

•        Against seeking to increase board independence

•        Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•        Against requiring minimum stock ownership by trustees

•        Against providing for union or employee representatives on the board of trustees

•        For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•        For creating a nominating committee of the board

•        Against urging the creation of a shareholder committee

•        Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•        Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•        For adopting cumulative voting

•        Against requiring trustees to place a statement of candidacy in the proxy statement

•        Against requiring the nomination of two trustee candidates for each open board seat

•        Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•        For repealing a classified board

•        Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

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•        Against repealing fair price provisions

•        For restoring shareholders’ right to call a special meeting

•        For restoring shareholders’ right to act by written consent

•        For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•        For seeking to force the company to opt out of a state takeover statutory provision

•        Against reincorporating the company in another state

•        For limiting greenmail payments

•        Against advisory vote on compensation

•        Against restricting executive compensation

•        For enhancing the disclosure of executive compensation

•        Against restricting trustee compensation

•        Against capping executive pay

•        Against calling for trustees to be paid with company stock

•         Against calling for shareholder votes on executive pay

•        Against calling for the termination of trustee retirement plans

•        Against asking management to review, report on, and/or link executive compensation to non- financial criteria, particularly social criteria

•        Against seeking shareholder approval to reprice or replace underwater stock options

•        For banning or calling for a shareholder vote on future golden parachutes

•        Against seeking to award performance-based stock options

•        Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•        Against requesting that future executive compensation be determined without regard to any pension fund income

•        Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•        Against requiring option shares to be held

•        For creating a compensation committee

•        Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•        For increasing the independence of the compensation committee

•        For increasing the independence of the audit committee

•        For increasing the independence of key committees

Social Issue Proposals

•        Against asking the company to develop or report on human rights policies

•        Against asking the company to limit or end operations in Burma

•        For asking management to review operations in Burma

•        For asking management to certify that company operations are free of forced labor

•        Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•        Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•        Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•        Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•        Against asking management to report on the company’s foreign military sales or foreign offset activities

•        Against asking management to limit or end nuclear weapons production

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•        Against asking management to review nuclear weapons production

•        Against asking the company to establish shareholder-designated contribution programs

•        Against asking the company to limit or end charitable giving

•        For asking the company to increase disclosure of political spending and activities

•        Against asking the company to limit or end political spending

•        For requesting disclosure of company executives’ prior government service

•        Against requesting affirmation of political nonpartisanship

•        For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•        Against severing links with the tobacco industry

•        Against asking the company to review or reduce tobacco harm to health

•        For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•        For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•        Against asking the company to take action on embryo or fetal destruction

•        For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•        For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•        Against asking management to endorse the Ceres principles

•        For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•        For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•        For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•        For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•        Against asking the company to preserve natural habitat

•        Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•        Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•        For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•        Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•        For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•        Against asking management to drop sexual orientation from EEO policy

•        Against asking management to adopt a sexual orientation non-discrimination policy

•        For asking management to report on or review Mexican operations

•        Against asking management to adopt standards for Mexican operations

•        Against asking management to review or implement the MacBride principles

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•        Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•        For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•        Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•        For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

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